UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

BPGC ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

PROXY STATEMENT

DATED AUGUST 17, 2026

BPGC ACQUISITION CORP.

1177 Avenue of the Americas, 5th Floor

New York, New York 10036

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON SEPTEMBER 16, 2026

TO THE SHAREHOLDERS OF BPGC ACQUISITION CORP.:

You are cordially invited to attend an extraordinary general meeting (the “extraordinary general meeting”) of shareholders of BPGC Acquisition Corp. (the “Company,” “we,” “us” or “our”), which will be held on September 16, 2026 at 10:00 a.m. Eastern Time, at the office of White & Case LLP at 1221 Avenue of the Americas, New York, NY 10020, and via a virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be adjourned.

The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of our Amended and Restated Memorandum and Articles of Association (as amended, our “Articles”). If you wish to attend the extraordinary general meeting in person, you must reserve your attendance at least two business days in advance of the extraordinary general meeting by contacting the Company at 1177 Avenue of the Americas, 5th Floor, New York, New York 10036, (347) 439-6664, Attn: Nadim Z. Qureshi, by 9:00 a.m., Eastern Time, on September 14, 2026 (two business days prior to the initially scheduled meeting date). You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting: www.virtualshareholdermeeting.com/BPGC2026SM2.

Even if you are planning on attending the extraordinary general meeting online or in person, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the extraordinary general meeting. Instructions on voting your shares are on the proxy materials you received for the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting online or in person, it is strongly recommended you complete and return your proxy card before the extraordinary general meeting date, to ensure that your shares will be represented at the extraordinary general meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated August 17, 2026, and is first being mailed to shareholders of the Company on or about August 18, 2026. The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals (the “Proposals”):

1.	a proposal to approve, as a special resolution, the amendment of our Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must consummate or effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Initial Business Combination”), or (i) cease all operations except for the purpose of winding up, and (ii) redeem 100% of our Class A ordinary shares, $0.0001 par value (the “Class A ordinary shares”), included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on March 16, 2021 (the “IPO”), from September 16, 2026 to March 16, 2028 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”); and

2.	a proposal to approve, as an ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal is to allow us additional time to consummate a Business Combination.

The Company’s prospectus for its initial public offering (“IPO”) and its Articles initially provided that the Company had until March 16, 2023 (or 24 months after the closing date of its IPO) to complete a Business Combination. On March 13, 2023, the Company’s shareholders approved an amendment to the Articles to extend the time the Company has to complete a Business Combination to September 16, 2023. On September 15, 2023, the Company’s shareholders approved a second amendment to the Articles to further extend the time the Company has to complete a Business Combination to March 16, 2024. On March 6, 2024, the Company’s shareholders approved a third amendment to the Articles to further extend the time the Company to complete a Business Combination to September 16, 2024. On September 16, 2024, the Company’s shareholders approved a fourth amendment to the Articles to further extend the time the Company to complete a Business Combination to March 16, 2026. On March 16, 2026, the Company’s shareholders approved a fifth amendment to the Articles to further extend the time the Company to complete a Business Combination to September 16, 2026 (the “Combination Period”). The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time within the Combination Period to complete a Business Combination. Accordingly, the Board has determined that the Extension Amendment would be in the best interests of our shareholders in order to give our shareholders the opportunity to consider an investment opportunity in connection with a Business Combination, rather than commencing a liquidation on September 16, 2026 as required by our Articles.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the extraordinary general meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, holders of the Public Shares (holders of such shares, the “Public Shareholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued and outstanding Public Shares, regardless of whether such Public Shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares if a Business Combination is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender or deliver your Public Shares to the Company’s transfer agent at least two business days prior to the initial scheduled date of the extraordinary general meeting (or 5:00 p.m. Eastern Time on September 14, 2026). You may tender or deliver your Public Shares by either delivering your shares (and any share certificate(s) (if any)) to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO THE TRUSTEE IN ORDER TO VALIDLY REDEEM ITS SHARES.

As of the Record Date (as defined below), based on funds in the Trust Account of approximately $1.3 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $12.18 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The Company’s Class A ordinary shares are not currently listed on a national securities exchange or quoted on an over-the-counter market. Accordingly, the Company believes that it is not currently possible for shareholders to sell their Class A ordinary shares in the open market.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal may be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by September 16, 2026 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by September 16, 2026, 66 months from the closing of the IPO.

Our sponsor, Ross Holding Company LLC, a Cayman Islands limited liability company (the “Sponsor”), owns 4,325,000 Class B ordinary shares, par value $0.0001 (the “Class B ordinary shares” and together with the Class A ordinary shares owned by the Sponsor, the “Founder Shares”), that were issued to the Sponsor prior to our IPO, 5,933,333 private placement warrants (the “Private Placement Warrants”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO, and 430,000 Series C preference shares (the “Preference Shares”) that were purchased in a private placement on February 13, 2026 for par value. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Warrants.

The Company has sought, and will continue to seek, that all vendors, service providers, prospective target businesses and other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account for the benefit of the holders of Public Shares. The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third-party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third-party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. There is no assurance that the Sponsor will be able to satisfy its obligations; the Company has not asked the Sponsor to reserve for such indemnification obligations. The per-share liquidation price for the Public Shares is anticipated to be approximately $12.18 (based on the amount in the Trust Account as of the Record Date, before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of potential creditors.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated March 16, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price (the per-share price being equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and net of taxes paid or payable, divided by the number of then-outstanding Public Shares), and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Amendment Proposal is approved.

The Board has fixed the close of business on July 30, 2026 (the “Record Date”) as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. On the Record Date, there were 4,435,419 ordinary shares outstanding, consisting of 110,419 Class A ordinary shares and 4,325,000 Class B ordinary shares (the Class A ordinary shares together with the Class B ordinary shares, the “ordinary shares”), and 430,000 Preference Shares. Each Class A ordinary share and Class B ordinary share is entitled to one vote, and each Preference Share is entitled to ten votes per share, on each matter that comes before the extraordinary general meeting.

Under Cayman Islands law and the Articles, (i) the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting, and (ii) the approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the shares present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete a Business Combination.

As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the preference shares. Accordingly, as of the Record Date, the Company would not need any Public Shares to be voted in favor of the Extension Amendment Proposal or the Adjournment Proposal, to approve such Proposals, even assuming all outstanding shares are voted on such Proposals. As a result, the Proposals are expected to be approved, whether you vote for or against, or abstain from voting on, the Proposals.

You are not being asked to vote on a Business Combination at this time. If the Extension is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a general meeting to consider a Business Combination, you will retain the right to vote on a Business Combination if one is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal and the Adjournment Proposal and the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions to the management of the Company at the extraordinary general meeting.

August 17, 2026	By Order of the Board of Directors

/s/ Nadim Z. Qureshi
Chairman of the Board of Directors

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting. If you are a shareholder of record, you may also cast your vote online at the extraordinary general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or in person at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the extraordinary general meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on September 16, 2026. This notice of meeting and the accompanying Proxy Statement are available at www.proxyvote.com and at https://www.bpgcacq.com/.

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QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the extraordinary general meeting of shareholders to be held at 10:00 a.m. Eastern Time on September 16, 2026, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the extraordinary general meeting. This Proxy Statement and the enclosed proxy card is first being sent to our shareholders on or about August 18, 2026.

The Company is a blank check company incorporated on January 19, 2021 as a Cayman Islands exempted company for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In March 2021, the Company consummated its IPO from which it derived gross proceeds of $345.0 million. Following redemptions of Public Shares in connection with prior extensions of the Combination Period, as of the Record Date, the Company’s Trust Account held approximately $1.3 million. Like most blank check companies, our Articles provide for the return of the IPO proceeds held in trust to the holders of shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before a certain date (in our case, presently September 16, 2026, and if the Extension is approved, March 16, 2028). The Board believes that it is in the best interests of the shareholders to continue the Company’s existence until the Extended Date in order that our shareholders are given the opportunity to consider a Business Combination, rather than commencing a liquidation on September 16, 2026.

The extraordinary general meeting is being held to allow us additional time to consummate a Business Combination.

The Proposals

What is being voted on?

You are being asked to vote on two Proposals:

●	Extension Amendment Proposal. A proposal to approve a special resolution to amend our Articles to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from September 16, 2026 to March 16, 2028 (or such earlier date as determined by the Board); and

●	Adjournment Proposal. A proposal to approve an ordinary resolution to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date that we have to complete a Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved, and we do not consummate a Business Combination by September 16, 2026 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by September 16, 2026, 66 months from the closing of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares, Preference Shares or the Private Placement Warrants.

Why is the Company proposing the Extension Amendment Proposal?

Our Articles provide for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no Business Combination consummated on or before September 16, 2026. As explained below, we will not be able to complete a Business Combination by that date, and, therefore, we are asking for an extension of this timeframe.

The sole purpose of the Extension Amendment Proposal is to allow us additional time to consummate a Business Combination, which our Board believes is in the best interest of our shareholders. There is no assurance that the Company will be able to consummate a Business Combination, given the actions that must occur prior to closing of a Business Combination.

The Company believes that given its expenditure of time, effort and money on finding and pursuing various potential Business Combinations, circumstances warrant providing Public Shareholders an opportunity to consider a Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, or (i) cease our operations if we fail to complete such Business Combination, and (ii) redeem or repurchase 100% of the Public Shares sold in our IPO, from September 16, 2026 to March 16, 2028 (or such earlier date as determined by the Board).

Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete a Business Combination.

You are not being asked to vote on a Business Combination at this time. If the Extension is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination if one is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the extraordinary general meeting to give the Company more time to seek approval of the Extension Amendment Proposal, if necessary or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the extraordinary general meeting to a later date for the purpose of soliciting additional proxies or because additional time is necessary to effectuate the Extension. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, the Company would redeem 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders, the Board and Cayman Islands law, the Company would dissolve and liquidate.

Why should I vote “FOR” the Extension Amendment Proposal?

The Board believes shareholders should have an opportunity to evaluate a Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must consummate a Business Combination, or (i) cease our operations if we fail to complete a Business Combination, and (ii) redeem or repurchase 100% of the Public Shares sold in our IPO from September 16, 2026 to March 16, 2028 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to complete a Business Combination.

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete a Business Combination before September 16, 2026, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then-outstanding Public Shares. We believe that these Articles provisions were included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Articles.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

What vote is required to adopt the Proposals?

●	Extension Amendment Proposal. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.

●	Adjournment Proposal. If presented, the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the shares present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.

Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete a Business Combination.

As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the Preference Shares. Accordingly, as of the Record Date, the Company would not need any Public Shares to be voted in favor of the Extension Amendment Proposal or the Adjournment Proposal, to approve such Proposals, even assuming all outstanding shares are voted on such Proposals. As a result, the Proposals are expected to be approved, whether you vote for or against, or abstain from voting on, the Proposals.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal to be approved, you may vote “AGAINST” such Proposal. Abstentions and broker non-votes (as described below) will have no effect on the Extension Amendment Proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote for or against, or do not vote, on these Proposals, so long as you make the Election. If the Extension Amendment Proposal is approved, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you may vote “AGAINST” such Proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, consisting of 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the Preference Shares. Accordingly, as of the Record Date, the Company would not need any Public Shares to be voted in favor of the Extension Amendment Proposal or the Adjournment Proposal, to approve such Proposals, even assuming all outstanding shares are voted on such Proposals. As a result, the Proposals are expected to be approved, whether you vote for or against, or abstain from voting on, the Proposals.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the Preference Shares. Accordingly, as of the Record Date, the Company would not need any Public Shares to be voted in favor of the Extension Amendment Proposal or the Adjournment Proposal, to approve such Proposals, even assuming all outstanding shares are voted on such Proposals. As a result, the Proposals are expected to be approved, whether you vote for or against, or abstain from voting on, the Proposals.

In addition, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to or following the extraordinary general meeting, although they are under no obligation to do so. Such Public Shares purchased by the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the Public Shares, which is currently estimated to be $12.18 per share and (b) would not be (i) voted by the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates at the extraordinary general meeting or (ii) redeemable by the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates. Any such purchases that are completed after the Record Date may include a contractual acknowledgement that such shareholder, although still the record holder of such Public Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. Any Public Shares purchased by the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates would not be voted at the extraordinary general meeting. The purpose of such share purchases and other transactions would be to reduce the number of Public Shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have elected to redeem their Public Shares for a portion of the Trust Account. None of the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act or other federal securities law. Other than as expressly stated herein, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 4,325,000 Founder Shares (purchased for a nominal price), 430,000 Preference Shares (purchased for a nominal price) and 5,933,333 Private Placement Warrants (purchased for $8,900,000) by the Sponsor, which would expire worthless if a Business Combination is not consummated. In addition, as of the Record Date, the Sponsor, Nadim Z. Qureshi, our President, CEO and Chairman of the Board, and Stephen J. Toy, our Chief Executive Officer, have collectively loaned approximately $500,000 to the Company that would be repaid out of the proceeds of the Trust Account released to the Company at the consummation of the Business Combination. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. See the sections below entitled “Proposal One — The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers.”

Do I have appraisal rights or dissenters’ rights if I object to any of the Proposals?

Our shareholders do not have appraisal rights or dissenters’ rights in connection with the Proposals under Cayman Islands law. Shareholders are entitled to exercise the rights of redemption as set out in the section entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights.”

The Extension Amendment Proposal

When would the Board abandon the Extension Amendment Proposal?

The Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.

What happens if the Extension Amendment Proposal is not approved?

The Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, and we do not consummate a Business Combination by September 16, 2026 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by September 16, 2026. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares, Preference Shares or the Private Placement Warrants.

If the Extension Amendment Proposal is approved, what happens next?

We are seeking the Extension Amendment to provide us time to consummate a Business Combination.

Upon approval of the Extension Amendment Proposal by the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting, we will adopt and file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account and redemption of Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares held by the Sponsor as a result of its ownership of the Founder Shares and Preference Shares.

We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”), however, following their suspension and subsequent delisting, from the New York Stock Exchange earlier this year, the Company’s units, Class A ordinary shares and warrants included as part of the units sold in the IPO (the “Public Warrants”) are not currently listed on a national securities exchange or quoted on an over-the-counter market and we do not expect that our units, Public Shares and Public Warrants will become publicly traded on a national securities exchange again until we complete a Business Combination, if ever. As such, we expect that investors’ ability to transact in our securities will remain limited and we will remain subject to the additional trading restrictions that apply to securities that are not listed on a national securities exchange or quoted on an over-the-counter market, further outlined below. See “Risk Factors —  Our securities have been delisted from the New York Stock Exchange. As of the date of this proxy statement, our securities are not quoted on an over-the-counter market. We and our shareholders face significant, material adverse consequences as a result of our continued delisting.”

What happens to our warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering our Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

How do I redeem my Public Shares?

Each of our Public Shareholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then-outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a Business Combination.

In order to exercise your redemption rights in connection with the implementation of the Extension, you must, prior to 5:00 p.m. Eastern Time on September 14, 2026 (two business days before the initial scheduled date of the extraordinary general meeting) tender or deliver your shares (and any share certificates (if any)) physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

E-mail: SPACredemptions@continentalstock.com

Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, with the consent of the Company. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS SHARES.

Information about the extraordinary general meeting

How do I attend the extraordinary general meeting?

As a registered shareholder, you will receive a proxy card from Broadridge Financial Solutions, Inc (“Broadridge”). The form contains instructions on how to attend the extraordinary general meeting including the URL address, www.virtualshareholdermeeting.com/BPGC2026SM2, along with your control number. You will need your control number for access. If on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name,” and you will need to contact your brokerage firm, custodian bank, or other nominee, to obtain a legal proxy and control number for access.

How do I change or revoke my vote after I have voted?

You may change your vote at any time until 11:59 p.m. Eastern Time the day before the extraordinary general meeting by logging into www.proxyvote.com with your control number or by calling the 1-800 number indicated on your proxy card. If you wish to change or revoke your vote by mail, you must mark, sign and date your proxy card, and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Please note, however, that if on the Record Date, your shares were held in street name, then these proxy materials have been forwarded to you by your brokerage firm, custodian bank, or other nominee, and you must follow their instructions or contact them to change or revoke your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the extraordinary general meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting. Approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the shares present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.

Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete a Business Combination.

Shareholders who attend the extraordinary general meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the extraordinary general meeting. The presence, in person or by proxy or by duly authorized representative, at the extraordinary general meeting of the holders of a majority of all issued and outstanding shares entitled to vote at the extraordinary general meeting shall constitute a quorum for the extraordinary general meeting.

At the extraordinary general meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any shares which are not voted at the extraordinary general meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the extraordinary general meeting and therefore will have no effect on the approval of each of the Proposals as a matter of Cayman Islands law.

As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the Preference Shares. Accordingly, as of the Record Date, the Company would not need any Public Shares to be voted in favor of the Extension Amendment Proposal or the Adjournment Proposal, to approve such Proposals, even assuming all outstanding shares are voted on such Proposals. As a result, the Proposals are expected to be approved, whether you vote for or against, or abstain from voting on, the Proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe the Extension Amendment Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary, and therefore your broker, bank, or nominee cannot vote your shares without your instruction on these Proposals. Consequently, your bank, broker, or other nominee can vote your shares for these Proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held in street name, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes must be present to hold the extraordinary general meeting?

A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual extraordinary general meeting), in person or by proxy, of shareholders holding a majority of the shares entitled to vote at the extraordinary general meeting constitutes a “quorum.”

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), attend in person or if you vote online at the extraordinary general meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the extraordinary general meeting has the power to adjourn the extraordinary general meeting. As of the Record Date for the extraordinary general meeting, 2,432,710 shares would be required to achieve a quorum.

All of our directors, executive officers and their respective affiliates are expected to vote any shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the Preference Shares. Accordingly, no additional Public Shares will need to be present for a quorum.

Who can vote at the extraordinary general meeting?

Only holders of record of our shares at the close of business on the Record Date, July 30, 2026, are entitled to have their vote counted at the extraordinary general meeting and any adjournments or postponements thereof. On the Record Date, there were 4,435,419 ordinary shares outstanding, consisting of 110,419 Class A ordinary shares and 4,325,000 Class B ordinary shares, and 430,000 Preference Shares. Each Class A ordinary share and Class B ordinary share is entitled to one vote, and each Preference Share is entitled to ten votes per share, on each matter that comes before the extraordinary general meeting.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

●	Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “shareholder of record.”

●	Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in street name and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Nadim Z. Qureshi, our Chief Executive Officer, and Stephen J. Toy, our Chief Financial Officer, as your representatives at the extraordinary general meeting. By completing and returning the proxy card, you are authorizing Nadim Z. Qureshi and Stephen J. Toy to vote your shares at the extraordinary general meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting, it is strongly recommended that you complete and return your proxy card before the extraordinary general meeting date in case your plans change. If a proposal comes up for vote at the extraordinary general meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal and the Adjournment Proposal are considered non-routine matters. Therefore, brokers cannot exercise discretionary authority regarding these Proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a shareholder of record?

●	Online. If you are a shareholder of record, you may vote online at the extraordinary general meeting.

●	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the extraordinary general meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the extraordinary general meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

●	Online at the extraordinary general meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the extraordinary general meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the extraordinary general meeting. For more information, see the subsection above entitled “— How do I attend the extraordinary general meeting.”

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” the Proposals.

How many votes do I have?

Each Class A ordinary share and Class B ordinary share is entitled to one vote, and each Preference Share is entitled to ten votes per share, on each matter that comes before the extraordinary general meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock or share holdings of the Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the Proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Where do I find the voting results of the extraordinary general meeting?

We will announce preliminary voting results at the extraordinary general meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the extraordinary general meeting.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you may contact us at:

BPGC Acquisition Corp.

1177 Avenue of the Americas, 5th Floor

New York, New York 10036

Tel: (347) 439-6664

In order to receive timely delivery of the documents in advance of the extraordinary general meeting, you must make your request for information no later than five business days prior to the extraordinary general meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Proxy Statement. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to:

●	our ability to identify a target, negotiate and complete a Business Combination;

●	the anticipated benefits of any Business Combination;

●	expectations with respect to future operating and financial performance and growth, including the timing of the completion of a Business Combination;

●	plans, intentions or future operations of our successor following a Business Combination, including our successor’s ability to execute on their business plans and strategy;

●	the volatility of the market price and liquidity of our securities;

●	the ability to meet stock exchange listing standards in connection with any Business Combination;

●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

●	our potential ability to obtain additional financing, if needed, to complete a Business Combination;

●	the competitive environment in which our successor will operate following a Business Combination;

●	our ability to continue as a going concern; and

●	other risks and uncertainties described from time to time in filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the heading “Risk Factors” and elsewhere in this Proxy Statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, our Quarterly Reports on Form 10-Q for subsequent periods, and any other documents filed by the Company with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that the Company does not presently know, or that the Company currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Proxy Statement. The Company does not undertake any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this Proxy Statement, except as required by applicable law.

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO prospectus, (ii) Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026, (iii) our subsequent Quarterly Reports on Form 10-Q and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the value of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Extended Date. The Company notes that prior extensions of the Combination Period have not enabled the Company to complete a Business Combination. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of a Business Combination. We are required to offer Public Shareholders the opportunity to redeem Public Shares in connection with the Extension Amendment, and we will be required to offer Public Shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension and a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate such Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and such Business Combination vote could exacerbate these risks.

Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment. The Company’s, units, Public Shares and Public Warrants are not currently listed on a national securities exchange or quoted on an over-the-counter market. Accordingly, the Company believes that it is not currently possible for shareholders to sell the Company’s securities in the open market.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete a Business Combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities, each of which may make it difficult for us to complete a Business Combination.

In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete a Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not intend to spend a considerable amount of time actively managing the assets in the Trust Account for the primary purpose of achieving investment returns. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our principal activities will subject us to the Investment Company Act. To this end, the Company was formed for the purpose of completing a Business Combination with one or more businesses. Since our inception, our business has been and will continue to be focused on identifying and completing a Business Combination and thereafter, operating the post-transaction business or assets for the long term. Further, we do not plan to buy businesses or assets with a view to resale or profit from their resale and we do not plan to buy unrelated businesses or assets or to be a passive investor. In addition, the proceeds held in the Trust Account were invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations until on or around the 24-month anniversary of the effective date of our IPO registration statement, when, to mitigate the potential risk that we might be deemed to be an investment company for purposes of the Investment Company Act, the trustee liquidated such investments and moved the proceeds to an interest-bearing demand deposit account. Pursuant to the investment management trust agreement, dated as of March 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds in this manner, and by focusing our directors’ and officers’ time toward, and operating our business for the purpose of, acquiring and growing businesses for the long term (rather than buying and selling businesses in the manner of a merchant bank or private equity fund or investing in assets for the purpose of achieving investment returns on such assets), we intend to avoid being deemed an investment company within the meaning of the Investment Company Act. Further, investing in our securities is not intended for persons who are seeking a return on investments in government securities or Investment Securities. Instead, the Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of a Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with a Business Combination or to redeem 100% of our Public Shares if we do not complete a Business Combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-Initial Business Combination activity; or (iii) absent a Business Combination within the completion window, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares. If we do not invest the proceeds as described above, we may be deemed to be subject to the Investment Company Act.

Further, under the subjective test of a “investment company” pursuant to Section 3(a)(1)(A) of the Investment Company Act, even if the funds deposited in the Trust Account were invested in the assets discussed above (U.S. government securities or money market funds registered under the Investment Company Act), such assets, other than cash, are “securities” for purposes of the Investment Company Act and, therefore, nevertheless, there is a risk that we could be deemed an unregistered investment company and subject to the Investment Company Act at any time.

In 2024, the SEC provided guidance that a special purpose acquisition company’s (a “SPAC”) potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be an unregistered investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete a Business Combination and instead liquidate the Company. As a result, our Public Shareholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to Public Shareholders and would be unable to realize the potential benefits of a Business Combination, including the possible appreciation of the combined company’s securities, and our warrants would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have, on or around the 24-month anniversary of the effective date of our IPO registration statement, instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing demand deposit account until the earlier of the consummation of a Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we expect to receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account were, after our IPO, held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act, in an interest-bearing demand deposit account or as cash. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we have, on or around to the 24-month anniversary of the effective date of our IPO registration statement, instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination or the liquidation of the Company. Following such liquidation, we expect to receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, our decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit at a bank is expected to reduce the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company.

We may not be able to complete a Business Combination if the proposed transaction is subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit a Business Combination to be consummated with us, we may not be able to consummate such Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

In the United States, certain mergers that may affect competition may require certain filings with and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete a Business Combination may be limited, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. Were we to liquidate the Company, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

The Company’s ability to complete a Business Combination with a U.S. target company may be impacted if such Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such CFIUS, and ultimately prohibited.

The Sponsor, Ross Holding Company LLC, is a Cayman Islands limited liability company. Although entities organized in non-U.S. jurisdictions such as the Cayman Islands are sometimes considered “foreign persons” under the regulations administered by CFIUS, the Company believes the Sponsor would not be considered a foreign person because it is ultimately controlled and majority-owned by Nadim Z. Qureshi and Stephen J. Toy, who are U.S. nationals.

In the event the Sponsor is considered a foreign person, however, the Company could also be considered a foreign person and would continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over the Company for purposes of CFIUS’s regulations. The Company could likewise be considered a foreign person if a foreign investor acquires a significant interest in the Company and is viewed as having the ability to exercise control over the Company. As such, a Business Combination with a U.S. business may be subject to CFIUS review, the scope of which includes controlling investments as well as certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. If the Company’s potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or that it will submit a voluntary filing to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to delay the Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or recommend that the U.S. president block the Business Combination or order the Company to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent the Company from pursuing certain Business Combination opportunities that it believes would otherwise be beneficial to the Company and its shareholders. As a result, the pool of potential targets with which the Company could complete an Business Combination may be impacted, and it may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete its Business Combination. If the Company cannot complete a Business Combination by September 16, 2026 or by March 16, 2028, if the Extension is approved, or such later date that may be approved by the Company’s shareholders, because the review process extends beyond such timeframe or because a Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate. If the Company liquidates, its Public Shareholders may only receive approximately $12.18 per Public Share (based on the amount held in the Trust Account as of the Record Date (including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes), and assuming the Extension is not approved), and the Company’s warrants will expire worthless. This will also cause you to lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

Our securities have been delisted from the New York Stock Exchange. As of the date of this proxy statement, our securities are not quoted on an over-the-counter market. We and our shareholders face significant, material adverse consequences as a result of our continued delisting.

Following suspension of trading on March 18, 2024, our securities were delisted from the New York Stock Exchange (the “NYSE”) effective April 15, 2024. As of the date of this proxy statement, our securities are not quoted on an over-the-counter market. We and our shareholders face significant material adverse consequences as a result of our securities not being listed on a national securities exchange. Such material adverse consequences are exacerbated, and liquidity in our securities is severely limited, because our securities are not quoted on an over-the-counter market. The NYSE Listed Company Manual Section 102.06(e) requires that a SPAC, such as us, must complete one or more business combinations within three years of its initial public offering (the “NYSE Deadline”). Since we were unable to complete an initial business combination by the NYSE Deadline, which was March 16, 2024, our securities were suspended and subsequently delisted from the NYSE due to non-compliance with such requirement. As we have not been able to re-list our securities on Nasdaq or another national securities exchange, we lost, and will likely continue to lose, any active trading market for our securities, as our securities will only be quoted on one of the over-the-counter markets, if at all. We face or will face significant material adverse consequences as a result of our securities not being listed on a national securities exchange, including one or more of the following:

●	no or limited availability of market quotations for our securities;

●	significantly reduced, or no, liquidity and efficiency of the trading market for our securities;

●	reduced price of our securities greater volatility as a result of the absence of market efficiencies associated with NYSE or other trading markets;

●	holders are likely unable to sell or purchase our securities when they wish to do so;

●	we may lose the interest of institutional investors in our securities;

●	a determination that the Class A ordinary shares are “penny stock” which will require brokers trading in such securities to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	we may become subject to shareholder litigation;

●	a limited amount or complete loss of media, news and analyst coverage;

●	we may be a less attractive acquisition and investment vehicle with respect to another Business Combination; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

We will not seek to relist our securities on a national securities exchange until we have completed a Business Combination, if at all. There can be no assurance that we will be able to obtain listing of our securities on a national securities exchange. We expect that the fact that our securities were delisted by NYSE will make it more difficult to obtain listing of Holdco’s securities in connection with any Business Combination.

Further, the National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our securities no longer qualify as covered securities under such statute and we are subject to regulation in each state in which we offer our securities. Whether or not our securities are covered securities, the states have the power to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. This risk may be exacerbated by the fact that our securities have ceased to qualify as covered securities.

Moreover, since being delisted from the NYSE, we are no longer subject to certain rules and regulations of the NYSE, the Nasdaq Stock Market LLC or another national securities exchange. As a result, an investment our securities may be more risky due to the reduced protections such rules and regulations provide shareholders.

The Sponsor and our Directors and Officers have interests in the Proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the Proposals in this Proxy Statement.

The Sponsor and our directors and officers have interests in the Proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the Proposals. For example, our initial shareholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares, as applicable, in connection with a shareholder vote to approve the Extension Amendment Proposal. In addition, they have agreed to waive their right to receive liquidating distributions from the Trust Account with respect to any Founder Shares they hold if the Company fails to consummate a Business Combination by the Extended Date. As a result, Founder Shares held by the Sponsor and options to purchase Founder Shares held by the Company’s independent directors will be worthless, as will the Private Placement Warrants held by the Sponsor, if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by September 16, 2026.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Proposals described in this Proxy Statement. You should take these interests into account in deciding whether to vote in favor of such Proposals. You should also read the section entitled “Proposal One — The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers.”

Our Sponsor owns 98.7% of our issued and outstanding voting power, and as a result, will control all actions requiring a shareholder vote, including the Proposals, potentially in a manner that other shareholders do not support.

As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the Preference Shares. Accordingly, as of the Record Date, the Company would not need any Public Shares to be voted in favor of the Extension Amendment Proposal or the Adjournment Proposal, to approve such Proposals, even assuming all outstanding shares are voted on such Proposals. As a result, the Proposals are expected to be approved, whether you vote for or against, or abstain from voting on, the Proposals.

If our Sponsor purchases any additional Class A ordinary shares in the aftermarket or in privately negotiated transactions, although it is under no obligation to do so, this would increase its control. Such Public Shares purchased by the Sponsor would be (a) purchased at a price no higher than the redemption price for the Public Shares, which is currently estimated to be $12.18 per share and (b) would not be (i) voted by the Sponsor at the extraordinary general meeting or (ii) redeemable by the Sponsor. Any such purchases that are completed after the Record Date may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals to be voted upon at the extraordinary general meeting and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to reduce the number of Public Shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have elected to redeem their Public Shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company on January 19, 2021. We were formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Our Sponsor is Ross Holding Company LLC, a Cayman Islands limited liability company. The registration statement for the IPO was declared effective on March 11, 2021. On March 16, 2021, we consummated the IPO of 34,500,000 units, including 4,500,000 additional units to cover over-allotments, at $10.00 per unit, generating gross proceeds of $345.0 million, and incurring offering costs of approximately $19.9 million, of which approximately $12.1 million was for deferred underwriting commissions.

Simultaneously with the closing of the IPO, we consummated the private placement of 5,933,333 Private Placement Warrants at a price of $1.50 per warrant with the Sponsor, generating gross proceeds of $8.9 million.

Upon the closing of the IPO and the private placement, $345.0 million ($10.00 per unit) of the net proceeds of the IPO and certain of the proceeds of the private placement were placed in the trust account, located in the United States with Continental acting as trustee, and was, until the end of March 2023, invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. However, the longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. In March 2023, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or the liquidation of the Company.

Like most blank check companies, our Articles provide for the return of the IPO proceeds held in the trust account to the holders of ordinary shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before a certain date. In our case such certain date was March 16, 2023, under our amended and restated articles of association dated March 16, 2021 (the “IPO Articles”), at the time of our IPO. On March 13, 2023, we held an extraordinary general meeting of shareholders (the “first extension meeting”), at which our shareholders voted and approved amending our IPO Articles, to extend the date by which we must consummate a Business Combination from March 16, 2023 to September 16, 2023. In connection with the first extension meeting, a total of 28,119,098 Public Shares were presented for redemption for an aggregate redemption amount of approximately $287.7 million. On September 15, 2023, we held a second extraordinary general meeting in lieu of an annual meeting (the “second extension meeting”), at which our shareholders voted and approved further amending our then amended and restated articles of association, as amended, to extend the date by which we must consummate a Business Combination from September 16, 2023 to March 16, 2024. In connection with the second extension meeting, a total of 1,339,804 Public Shares were presented for redemption for an aggregate redemption amount of approximately $14.4 million. On March 6, 2024, we held an extraordinary general meeting of shareholders (the “third extension meeting”), at which our shareholders voted and approved further amending our then amended and restated articles of association, as amended, to extend the date by which we must consummate a Business Combination from March 16, 2024 to September 16, 2024. In connection with the third extension meeting the holders of 2,372,565 Public Shares were presented for redemption, for an aggregate redemption amount of approximately $26.2 million. On September 16, 2024, we held an extraordinary general meeting of shareholders (the “fourth extension meeting”), at which our shareholders voted and approved further amending our then amended and restated articles of association, as amended, to extend the date by which we must consummate a Business Combination from September 16, 2024 to March 16, 2026. In connection with the fourth extension meeting the holders of 2,512,919 Public Shares were presented for redemption, for an aggregate redemption amount of approximately $28.9 million. On March 16, 2026, we held an extraordinary general meeting of shareholders (the “fifth extension meeting”), at which our shareholders voted and approved further amending our then amended and restated articles of association, as amended, which became our current Articles to extend the date by which we must consummate a Business Combination from March 16, 2026 to September 16, 2026. In connection with the fifth extension meeting the holders of 45,195 Public Shares were presented for redemption, for an aggregate redemption amount of approximately $545,455.

As of the Record Date, the Company has approximately $1.3 million of cash remaining in the Trust Account.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by September 16, 2026 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by September 16, 2026, 66 months from the closing of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, Preference Shares or the Private Placement Warrants.

Our units, Class A ordinary shares and warrants are registered under the Exchange Act and we have reporting obligations, including the requirement that we file annual, quarterly and current reports with the SEC. The SEC’s internet site (http://www.sec.gov) contains such reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In accordance with the requirements of the Exchange Act, our annual reports contain financial statements audited and reported on by our independent registered public accounting firm.

Our executive offices are located at 1177 Avenue of the Americas, 5th Floor, New York, New York 10036 and our telephone number is (347) 439-6664. Our corporate website address is https://www.bpgcacq.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.

Emerging Growth Company

The Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, the financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.

Additionally, we rely on other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, as an “emerging growth company,” we are not required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis) and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply until the first calendar year starting at least five years following the completion of the IPO or until we are no longer an “emerging growth company,” whichever is earlier.

You are not being asked to vote on a Business Combination at this time. If the Extension is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a general meeting to consider a Business Combination, you will retain the right to vote on a Business Combination if one is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE EXTRAORDINARY GENERAL MEETING

Overview

Date, Time and Place

The extraordinary general meeting will be held on September 16, 2026 at 10:00 a.m. Eastern Time, at the office of White & Case LLP at 1221 Avenue of the Americas, New York, NY 10020, and via a virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be adjourned.

The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of our Articles. If you wish to attend the extraordinary general meeting in person, you must reserve your attendance at least two business days in advance of the extraordinary general meeting by contacting the Company at 1177 Avenue of the Americas, 5th Floor, New York, New York 10036, (347) 439-6664, Attn: Nadim Z. Qureshi, by 9:00 a.m., Eastern Time, on September 14, 2026 (two business days before the initial scheduled date of the extraordinary general meeting). You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting: www.virtualshareholdermeeting.com/BPGC2026SM2.

You can pre-register to attend the virtual extraordinary general meeting starting September 11, 2026 (three business days prior to the meeting date). Enter the URL address into your browser www.virtualshareholdermeeting.com/BPGC2026SM2, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the extraordinary general meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the extraordinary general meeting.

Shareholders who hold their investments through a bank or broker will need to contact their bank or broker to receive a control number. If you plan to vote at the extraordinary general meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the extraordinary general meeting will issue you a guest control number with proof of ownership.

The Proposals at the extraordinary general meeting

You are being asked to vote on two Proposals:

●	Extension Amendment Proposal. A proposal to approve a special resolution to amend our Articles to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from September 16, 2026 to March 16, 2028 (or such earlier date as determined by the Board); and

●	Adjournment Proposal. A proposal to approve an ordinary resolution to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete a Business Combination.

Quorum

A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual extraordinary general meeting), in person or by proxy, of shareholders holding a majority of the shares entitled to vote at the extraordinary general meeting constitutes a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), attend in person or if you vote online at the extraordinary general meeting. Abstentions will be counted towards the quorum requirement. As of the Record Date for the extraordinary general meeting, 2,432,710 shares would be required to achieve a quorum.

All of our directors, executive officers and their respective affiliates are expected to vote any shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the Preference Shares. Accordingly, no additional Public Shares will need to be present for a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the extraordinary general meeting if you owned our shares at the close of business on the Record Date. Each Class A ordinary share and Class B ordinary share is entitled to one vote, and each Preference Share is entitled to ten votes per share, on each matter that comes before the extraordinary general meeting. The Company’s warrants do not carry voting rights.

On the Record Date, 110,419 Class A ordinary shares, 4,325,000 Class B ordinary shares, and 430,000 Preference Shares were outstanding and entitled to vote.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal and the Adjournment Proposal are considered non-routine matters. Therefore, brokers cannot exercise discretionary authority regarding these Proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

Required Votes

●	Extension Amendment Proposal. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.

●	Adjournment Proposal. If presented, the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the shares present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.

If you do not want the Extension Amendment Proposal to be approved, you may vote “AGAINST” such Proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote or against, or do not vote, on the Extension Amendment Proposal, so long as you make the Election.

If you do not want the Adjournment Proposal to be approved, you may vote “AGAINST” such Proposal.

On the Record Date of the extraordinary general meeting, 110,419 Class A ordinary shares. 4,325,000 Class B ordinary shares, and 430,000 Preference Shares were outstanding and entitled to vote.

All of our directors, executive officers and their respective affiliates are expected to vote any shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the Preference Shares. Accordingly, as of the Record Date, the Company would not need any Public Shares to be voted in favor of the Extension Amendment Proposal or the Adjournment Proposal, to approve such Proposals, even assuming all outstanding shares are voted on such Proposals. As a result, the Proposals are expected to be approved, whether you vote for or against, or abstain from voting on, the Proposals.

Redemption Rights

Public Shareholders may seek to redeem their Public Shares if the Extension Amendment Proposal is approved, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then-outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $1.3 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $12.18 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to redeem your Public Shares in connection with any shareholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date, liquidation of the Company. See the sections below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights”.

Appraisal Rights and Dissenters’ Rights

The Company shareholders do not have appraisal rights or dissenters’ rights under Cayman Island laws in connection with the Proposals to be voted on at the extraordinary general meeting.

Principal Executive Offices

Our principal executive offices are located at 1177 Avenue of the Americas, 5th Floor, New York, New York 10036. Our telephone number at such address is (347) 439-6664.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the extraordinary general meeting. A proxy may be revoked by filing with the Company at BPGC Acquisition Corp., 1177 Avenue of the Americas, 5th Floor, New York, New York 10036, (347) 439-6664, Attn: Nadim Z. Qureshi, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the extraordinary general meeting and voting virtually.

Simply attending the extraordinary general meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the Proposals being presented to shareholders at the extraordinary general meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. In addition to these mailed proxy materials, our directors and our executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the extraordinary general meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its shareholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal, if presented.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Articles to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to provide the Company with additional time to complete a Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to consummate a Business Combination. A copy of the proposed amendment to the Articles of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s Articles currently provide that the Company has until September 16, 2026 to complete a Business Combination. The purpose of the Extension Amendment is to allow the Company more time to consummate a Business Combination.

Our Articles provide that the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at an extraordinary general meeting is required to extend our corporate existence. Additionally, our Articles provide for all Public Shareholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our shareholders, and because we will not be able to conclude a Business Combination before September 16, 2026, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond September 16, 2026 to the Extended Date. We intend to hold another general meeting prior to the Extended Date in order to seek shareholder approval of a Business Combination.

Accordingly, we believe that given the Company’s expenditure of time, effort and money on finding and pursuing various potential Business Combinations, circumstances warrant providing Public Shareholders a chance to participate in an investment opportunity in a Business Combination, rather than commencing a liquidation on September 16, 2026.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and we do not consummate a Business Combination by September 16, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by September 16, 2026, 66 months from the closing of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares, Preference Shares or the Private Placement Warrants.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, we will adopt and file with the Registrar of Companies of the Cayman Islands an amendment to the Articles in the form of Annex A hereto.

We will remain a reporting company under the Exchange Act, however, the Company’s units, Public Shares and Public Warrants are not currently listed on a national securities exchange or quoted on an over-the-counter market and we do not expect that our units, Public Shares and Public Warrants will become publicly traded on a national securities exchange again until we complete a Business Combination, if ever. As such, we expect that investors’ ability to transact in our securities will remain limited and we will remain subject to the additional trading restrictions that apply to securities that are not listed on a national securities exchange or quoted on an over-the-counter market, further outlined below. See “Risk Factors —  Our securities have been delisted from the New York Stock Exchange. As of the date of this proxy statement, our securities are not quoted on an over-the-counter market. We and our shareholders face significant, material adverse consequences as a result of our continued delisting.”

You are not being asked to vote on a Business Combination at this time. If the Extension is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a general meeting to consider a Business Combination, you will retain the right to vote on a Business Combination if one is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount remaining in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $1.3 million that was in the Trust Account as of July 30, 2026, the Record Date.

Redemption Rights

In connection with the extraordinary general meeting, Public Shareholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $1.3 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $12.18 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to redeem your Public Shares in connection with any shareholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date, liquidation of the Company.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING TENDERING OR DELIVERING YOUR SHARES (AND ANY SHARE CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON SEPTEMBER 14, 2026. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO THE TRUSTEE IN ORDER TO VALIDLY REDEEM ITS SHARES.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on September 14, 2026 (two business days before the initial scheduled date of the extraordinary general meeting), you must elect either to physically tender or deliver your shares (including any share certificate(s) (if any)) to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, SPACredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on September 14, 2026 (two business days before the initial scheduled date of the extraordinary general meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the deadline to submit redemption requests noted above. Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, with the consent of the Company.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not the shareholder is a record holder or the shareholder’s shares are held in “street name,” by contacting the Company’s transfer agent or the shareholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on September 14, 2026 (two business days before the initial scheduled date of the extraordinary general meeting) will not be redeemed for cash held in the Trust Account on the redemption date. Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, with the consent of the Company. You may make such a request to withdraw your Public Shares from redemption. You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, and if the Extension Amendment Proposal is approved, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares.

As of the Record Date, based on funds in the Trust Account of approximately $1.3 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $12.18 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The Company’s Class A ordinary shares are not currently listed on a national securities exchange or quoted on an over-the-counter market. Accordingly, the Company believes that it is not currently possible for shareholders to sell their Class A ordinary shares in the open market.

If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on September 14, 2026 (two business days before the initial scheduled date of the extraordinary general meeting). The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, with the consent of the Company. You may make such a request to withdraw your Public Shares from redemption by contacting our transfer agent at the address listed herein.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting to approve the Extension Amendment Proposal.

Shareholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate a Business Combination. Therefore, the Board will abandon and not implement such amendment unless our shareholders approve the Extension Amendment Proposal.

The Sponsor, our directors and our officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Amendment Proposal. As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the Preference Shares. Accordingly, as of the Record Date, the Company would not need any Public Shares to be voted in favor of the Extension Amendment Proposal or the Adjournment Proposal, to approve such Proposals, even assuming all outstanding shares are voted on such Proposals. As a result, the Proposals are expected to be approved, whether you vote for or against, or abstain from voting on, the Proposals.

In addition, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to or following the extraordinary general meeting, although they are under no obligation to do so. Such Public Shares purchased by the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the Public Shares, which is currently estimated to be $12.18 per share and (b) would not be (i) voted by the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates at the extraordinary general meeting or (ii) redeemable by the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates. Any such purchases that are completed after the Record Date may include a contractual acknowledgement that such shareholder, although still the record holder of such Public Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. Any Public Shares purchased by the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates would not be voted at the extraordinary general meeting. The purpose of such share purchases and other transactions would be to reduce the number of Public Shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have elected to redeem their Public Shares for a portion of the Trust Account. None of the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act or other federal securities law. Other than as expressly stated herein, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor, our directors and our executive officers and their affiliates have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	The Sponsor purchased 8,625,000 Founder Shares for $25,000, or approximately $0.003 per share, in a private placement prior to the consummation of the IPO. The Sponsor exercised the option to convert 4,300,000 Class B ordinary shares into 4,300,000 Class A ordinary shares on March 15, 2024. On February 13, 2026, the Sponsor surrendered to the Company, for no consideration, such 4,300,000 Class A ordinary shares. Also on February 13, 2026, the Sponsor purchased 430,000 Preference Shares for par value. All of our officers and directors have a direct or indirect economic interest in such shares. Upon closing of a Business Combination, such shares are expected to become 8,625,000 shares of the Combined Company. Such shares, if unrestricted and freely tradable, would have had an aggregate market value of approximately $86,250,000 based upon an assumed the $10.00 per share price. However, given such shares will be subject to lock-up restrictions, we believe such shares have less value.

●	The Sponsor purchased 5,933,333 Private Placement Warrants for $8,900,000, or $1.50 per Private Placement Warrant, in private placements that closed simultaneously with our IPO. Certain of our officers and directors have a direct or indirect economic interest in such Private Placement Warrants. The 5,933,333 warrants of the combined company that the Sponsor will hold following a Business Combination, if unrestricted and freely tradable, would have had an aggregate market value of approximately $8,900,000 based upon the initial purchase price of $1.50 per Private Placement Warrant. However, given such warrants will be subject to lock-up restrictions, we believe such warrants have less value.

●	Given the differential in the purchase price that the Sponsor paid for the Founder Shares and the Preference Shares as compared to the price of the Public Shares included in the units sold in our IPO, the Sponsor may earn a positive rate of return on its investment even if the shares of combined company common stock following a Business Combination trade below $10.00 per share and the Public Shareholders experience a negative rate of return following the closing. Accordingly, the economic interests of the Sponsor diverge from the economic interests of Public Shareholders because the Sponsor will realize a gain on its investment from the completion of any Business Combination while Public Shareholders will realize a gain only if the post-closing trading price exceeds $10.00 per share.

●	The Sponsor will lose its entire investment in us if we do not complete a Business Combination by September 16, 2026 (or if the Extension is approved, March 16, 2028). If we do not consummate a Business Combination by such date, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our warrants may be worthless. In such event, the 4,325,000 Class A ordinary shares and 430,000 Preference Shares owned by the Sponsor would be worthless because following the redemption of the Public Shares, we would likely have few, if any, net assets and because the Sponsor and each of our directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to such shares if we fail to complete a Business Combination within the required period. Additionally, in such event, the 5,933,333 Private Placement Warrants that the Sponsor paid $8.9 million to purchase will expire worthless. The Sponsor is controlled by Stephen J. Toy, our Chief Financial Officer, and Nadim Z. Qureshi, our President, CEO and Chairman of our Board, who are the Managing Members of the Sponsor. Mr. Qureshi and Mr. Toy each have an economic interest in (i) 3,402,017, or approximately 39.4%, of the shares held by the Sponsor and (ii) 2,362,361, or approximately 39.4%, of the Private Placement Warrants held by the Sponsor.

●	The Sponsor and each member of our management team have entered into one or more agreements pursuant to which they have agreed to waive their redemption rights with respect to any securities held by them in connection with (i) the completion of our Business Combination, and (ii) a shareholder vote to approve an amendment to our Articles (A) that would modify the substance or timing of our obligation to provide Public Shareholders the right to have their Public Shares redeemed in connection with a Business Combination or to redeem 100% of our Public Shares if we do not complete a Business Combination by September 16, 2026 (or if the Extension is approved, March 16, 2028) or (B) with respect to any other provision relating to the rights of holders of Public Shareholders or pre-initial business combination activity. Additionally, the Sponsor and each of our directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares and the Preference Shares if we fail to complete a Business Combination within the prescribed time frame. If we do not complete a Business Combination within the prescribed time frame, the Private Placement Warrants will expire worthless.

●	If the Trust Account is liquidated, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

●	our existing officers and directors will be eligible for continued indemnification and continued coverage under a directors’ and officers’ liability insurance policy for a period of six (6) years after a Business Combination.

●	In connection with the closing of a Business Combination, the Sponsor, officers and directors would be entitled to the repayment of any outstanding working capital loan and advances that have been made to us. If we do not complete a Business Combination within the required period, no proceeds held in the Trust Account would be used to repay the working capital loans. As of the Record Date, the Sponsor, Nadim Z. Qureshi, our President, CEO and Chairman of the Board, and Stephen J. Toy, our Chief Executive Officer, have collectively loaned approximately $500,000 to the Company.

●	In connection with the closing of a Business Combination, subject to the terms and conditions of the Merger Agreement or applicable definitive agreement, the Sponsor, our officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by us from time to time, made by the Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended Business Combination. As of the date of the Record Date, there were no reimbursable out-of-pocket expenses were outstanding.

●	the fact that, unless the Company consummates a Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such Proposal.

Our Articles provide that the Company has until September 16, 2026 to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our Articles state that if the Company’s shareholders approve an amendment to our Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if it does not complete a Business Combination before September 16, 2026, the Company will provide its Public Shareholders with the opportunity to redeem all or a portion of their Public Shares. We believe that this Articles provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Articles.

In addition, our Articles provide that the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders at a general meeting is required to extend our corporate existence. Because we continue to believe that the a Business Combination would be in the best interests of our shareholders, and because we will not be able to conclude a Business Combination before September 16, 2026, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond September 16, 2026 to the Extended Date. We intend to hold another general meeting prior to the Extended Date in order to seek shareholder approval of a Business Combination.

As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the Preference Shares. Accordingly, as of the Record Date, the Company would not need any Public Shares to be voted in favor of the Extension Amendment Proposal or the Adjournment Proposal, to approve such Proposals, even assuming all outstanding shares are voted on such Proposals. As a result, the Proposals are expected to be approved, whether you vote for or against, or abstain from voting on, the Proposals.

The Company is not asking you to vote on a Business Combination at this time.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Full text of the Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that, that articles 49.7 and 49.8 of the Amended and Restated Articles of Association of the Company be deleted and replaced as follows:

“49.7 In the event that the Company does not consummate a Business Combination by March 16, 2028 (or such earlier date as determined by the Board), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

“49.8 In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by March 16, 2028, or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals. See the section entitled “— Interests of the Sponsor, Directors and Officers.”

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of certain material U.S. federal income tax considerations for U.S. holders and Non-U.S. holders (each as defined below) of Public Shares (i) with respect to the Extension Amendment Proposal and (ii) whose Public Shares are redeemed for cash if the Extension Amendment Proposal is approved. This discussion applies only to U.S. holders and Non-U.S. holders that hold Public Shares as “capital assets” within the meaning of Section 1221 of the Code (as defined below) (generally, property held for investment). For purposes of this discussion, because the components of a Unit are generally separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and Public Warrant components of the Unit, and the discussion below with respect to actual holders of Public Shares also should apply to holders of Units (as the deemed owners of the underlying Public Shares and Public Warrants that constitute the Units). Accordingly, the separation of Units into the Public Shares and Public Warrants underlying the Units generally should not be a taxable event for U.S. federal income tax purposes. This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder (“Treasury Regulations”), rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.

This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:

●	our Sponsor, founders, officers or directors;

●	banks and other financial institutions;

●	mutual funds;

●	insurance companies;

●	brokers or dealers in securities, currencies or commodities;

●	dealers or traders in securities subject to a mark-to-market method of accounting;

●	regulated investment companies and real estate investment trusts;

●	retirement plans, individual retirement accounts and other deferred accounts;

●	tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

●	persons holding Public Shares as part of a “straddle,” hedge, wash sale, constructive sale, or other integrated or conversion transaction or similar transaction;

●	U.S. holders whose functional currency is not the U.S. dollar;

●	Partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations,” or other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

●	expatriated entities subject to Section 7874 of the Code;

●	persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;

●	persons subject to any alternative minimum tax;

●	persons subject to the applicable financial statement accounting rules of Section 451(b) of the Code;

●	U.S. expatriates and former citizens or long-term residents of the United States;

●	except as specifically provided below, holders owning or treated as owning 5% or more of our Public Shares (by vote or value);

●	grantor trusts; and

●	controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax.

This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax considerations) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax, or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds Public Shares, the U.S. federal income tax treatment of the partners in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partnerships and partners in partnerships holding Public Shares should consult their tax advisors as to the particular tax consequences to them of the redemption of Public Shares.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF REDEMPTION RIGHTS DISCUSSED HEREIN TO ANY PARTICULAR SHAREHOLDER WILL DEPEND ON THE SHAREHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU OF A REDEMPTION OF YOUR PUBLIC SHARES IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES.

Tax Treatment of Non-Redeeming Shareholders

A Public Shareholder that does not elect to redeem its Public Shares if the Extension Amendment Proposal is approved will continue to own its Public Shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Shareholders

Subject to the “passive foreign investment company” (“PFIC”) rules discussed below, in the event that a holder’s Public Shares are redeemed pursuant to the redemption provisions described in this proxy statement under “Proposal One — The Extension Amendment Proposal — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares, the material U.S. federal income tax consequences to a U.S. holder (as defined below) generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares,” and the material U.S. federal income tax consequences to a Non-U.S. holder (as defined below) generally will be as described under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares under Section 302 of the Code, a holder generally will be treated as receiving a corporate distribution with the material U.S. federal income tax consequences to a U.S. holder generally as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences to a Non-U.S. holder generally as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.”

Whether a redemption of a holder’s Public Shares qualifies for sale treatment will depend largely on the total number of shares treated as held, directly, indirectly or constructively, by such redeemed holder before and after the redemption (including any shares treated as held by such holder under applicable constructive ownership rules, including any shares constructively owned by the holder as a result of owning Public Warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of a holder’s Public Shares generally will be treated as a sale of Public Shares by such holder (rather than as a corporate distribution) under Section 302 of the Code if the redemption: (i) is “substantially disproportionate” with respect to the holder; (ii) results in a “complete termination” of the holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares actually owned by the holder, but also shares that are constructively owned by the holder under certain attribution rules set forth in the Code. Among other things, a holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any shares that the holder has a right to acquire pursuant to the exercise of an option, which would generally include Public Shares that could be acquired pursuant to the exercise of the Public Warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the holder immediately following the redemption of such holder’s Public Shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of Public Shares). There will be a complete termination of a holder’s interest if either (i) all of the shares actually and constructively owned by the holder are redeemed or (ii) all of the shares actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the holder does not constructively own any other shares. The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of a holder’s Public Shares will be treated as a corporate distribution to the redeemed holder and the material U.S. federal income tax consequences of the redemption to such holder that is a U.S. holder generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences of the redemption to such holder that is a Non-U.S. holder generally will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed Public Shares will be added to the holder’s adjusted tax basis in its remaining shares, or, if it has none, to the holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

U.S. holders who actually or constructively own five percent or more of our shares (by vote or value) may be subject to special reporting requirements with respect to a redemption of Public Shares, and such holders are urged to consult their own tax advisors with respect to their reporting requirements.

A holder of Public Shares should consult its tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to “U.S. holders.” For purposes of this discussion, a “U.S. holder” means a beneficial owner of Public Shares that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. holder’s Public Shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such amount will be includable in gross income by such U.S. holder who actually or constructively receives the distribution in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. Dividends will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends from other domestic corporations. Subject to the PFIC rules described below, distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the Public Shares and will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

With respect to non-corporate U.S. holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate only if the Public Shares are readily tradable on an established securities market in the United States, the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in the preceding year and provided that certain holding period requirements are met. It is unclear whether the redemption rights with respect to our Public Shares may suspend the running of the applicable holding period for this purpose.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. holder’s Public Shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Public Shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Public Shares may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders are generally eligible to be taxed at preferential rates, but if the running of the holding period for the Public Shares are suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on or treated as a sale or other taxable disposition of Public Shares would be subject to short-term capital gain treatment that would be taxed at regular ordinary income tax rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year in which the foreign corporation has gross income (the “startup year”) if (i) no predecessor of the foreign corporation was a PFIC; (ii) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (iii) the foreign corporation is not in fact a PFIC for either of those years.

Based upon the composition of our income and assets, and upon a review of our financial statements, we believe that we likely will not be eligible for the startup exception and therefore likely have been a PFIC since our first taxable year.

Although our PFIC status is determined annually, an initial determination that our company is a PFIC will generally apply for subsequent years to a U.S. holder who held (or was deemed to hold) Public Shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of our Public Shares and the U.S. holder does not make either a timely and valid qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) Public Shares, a QEF election along with a purging election, or a mark-to-market election, each as described below, such U.S. holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. holder on the sale or other disposition of its Public Shares (which may include gain realized by reason of transfer of Public Shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. holder (generally, any distributions to such U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the Public Shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the Public Shares that preceded the taxable year of the distribution) (together, the “excess distribution rules”).

Under these excess distribution rules:

●	the U.S. holder’s gain or excess distribution will be allocated ratably over the U.S. holder’s holding period for the Public Shares or warrants;

●	the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to each other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. holder with respect to the tax attributable to each such other taxable year of the U.S. holder.

In general, if we are determined to be a PFIC, a U.S. holder may avoid the excess distribution rules described above in respect of our Public Shares (but, under current law, not the Public Warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. holder in which or with which our taxable year ends. A U.S. holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

If a U.S. holder makes a QEF election with respect to its Public Shares in a year after our first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) Public Shares, then notwithstanding such QEF election, the excess distribution rules discussed above, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such U.S. holder’s Public Shares, unless the U.S. holder makes a purging election under the PFIC rules. Under one type of purging election, the U.S. holder will be deemed to have sold such Public Shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, as described above. As a result of such purging election, the U.S. holder will have additional basis (to the extent of any gain recognized on the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in the Public Shares.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. holder must receive a PFIC Annual Information Statement from us. There is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. holder has made a QEF election with respect to our Public Shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our Public Shares generally will be taxable as capital gain and no additional tax or interest charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. holder of our Public Shares that has made a QEF election will be currently taxed on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. holder. The tax basis of a U.S. holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if we are not a PFIC for any taxable year, such U.S. holder will not be subject to the QEF inclusion regime with respect to our Public Shares for such taxable year.

Alternatively, if we are a PFIC and our Public Shares constitute “marketable stock,” a U.S. holder may avoid the excess distribution rules discussed above if such U.S. holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Public Shares and for which we are determined to be a PFIC, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Public Shares at the end of such year over its adjusted basis in its Public Shares. These amounts of ordinary income would not be eligible for the favorable tax rates applicable to qualified dividend income or long-term capital gains. The U.S. holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Public Shares will be treated as ordinary income and any further loss recognized will be treated as ordinary loss (but only to the extent of the net amount of income previously included as a result of a mark-to-market election, and any loss in excess of such prior inclusions generally would be treated as capital loss). Under current law, a mark-to-market election may not be made with respect to warrants.

The mark-to-market election is available only for “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the NYSE and Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the ordinary shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to our Public Shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, U.S. holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge under the excess distribution rules described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. There can be no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the information required to enable a U.S. holder to make or maintain a QEF election with respect to such lower-tier PFIC. A mark-to-market election generally would not be available with respect to such lower-tier PFIC. U.S. holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.

A U.S. holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. holders of our Public Shares are urged to consult their own tax advisors concerning the application of the PFIC rules to our securities under their particular circumstances.

Non-U.S. Holders

This section applies to “Non-U.S. holders.” For purposes of this discussion, a “Non-U.S. holder” means a beneficial owner of Public Shares that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

The characterization for United States federal income tax purposes for the redemption of the Non-U.S. holder’s Public Shares or warrants generally will correspond to the United States federal income tax treatment of such a redemption of a U.S. holder’s Public Shares or warrants, as described under “Tax Treatment of Redeeming Shareholders.”

Taxation of Redemption as a Distribution

If the redemption of a Non-U.S. holder’s Public Shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), such dividend will generally not be subject to U.S. federal income or withholding tax. Distributions in excess of our current and accumulated earnings and profits and that exceed the Non-U.S. holder’s adjusted tax basis in its Public Shares will similarly not be generally subject to U.S. federal income or withholding tax unless effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder).

Dividends paid to a Non-U.S. holder that are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Taxation of Redemption as a Sale of Public Shares

If the redemption of a Non-U.S. holder’s Public Shares is treated as a sale, as discussed above under “Tax Treatment of Redeeming Shareholders,” a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

●	the Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above generally will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder was a U.S. resident. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which generally may be offset by U.S. source capital losses of the Non-U.S. holder, provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply in connection with payments made to U.S. holders or Non-U.S. holders in connection with a redemption of Public Shares.

Backup withholding of tax (currently at a rate of 24%) generally will apply to cash payments to which a U.S. holder is entitled in connection with a redemption of Public Shares, unless the U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption. A Non-U.S. holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder or Non-U.S. holder generally will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES NOR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF A REDEMPTION OF THEIR PUBLIC SHARES TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

PROPOSAL TWO — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or if we determine additional time is necessary to effectuate the extension. The Adjournment Proposal may be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals, or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. In no event will the Board adjourn the extraordinary general meeting beyond September 16, 2026.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the majority of the votes cast by shareholders present in person (including virtually) or represented by proxy at the extraordinary general meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the extraordinary general meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal.

The Sponsor, our directors and our officers and their affiliates are expected to vote any shares owned by them in favor of the Adjournment Proposal. As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the Preference Shares. Accordingly, in addition to the shares held by the Sponsor, the Company would not need any additional Public Shares to be voted in favor of the Adjournment Proposal, if presented, to approve this Proposal.

Full Text of the Resolution

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals be confirmed, ratified and approved in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Adjournment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

We have no compensation plans under which equity securities are authorized for issuance.

The following table sets forth information regarding the beneficial ownership of our shares as of the Record Date, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares;

●	each of our executive officers and directors; and

●	all of our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Class A Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Class B Ordinary Shares	Approximate Percentage of Outstanding Ordinary Shares	Number of Preference Shares Beneficially Owned	Approximate Percentage of Outstanding Preference Shares	Approximate Percentage of Voting Power
Ross Holding Company LLC(2)(3)(4)	—	—	4,325,000	100.0%	97.5%	430,000	100.0%	98.7%
Stephen J. Toy	—	—	—	—	—	—	—	—
Nadim Z. Qureshi	—	—	—	—	—	—	—	—
Lord William Astor	—	—	—	*	—	—	—	—
Larry Kudlow	—	—	—	*	—	—	—	—
Nick Peterson	—	—	—	—	—	—	—	—
All officers and directors as a group (six individuals)	—	—	4,325,000	100.0%	97.5%	430,000	100.0%	98.7%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the shareholders is 1177 Avenue of the Americas, 5th Floor, New York, New York 10036.

(2)	The shares are held in the name of our Sponsor. Our Sponsor is controlled by Stephen J. Toy and Nadim Z. Qureshi, who are the Managing Members of the Sponsor.

(3)	Class B ordinary shares will automatically convert into Class A ordinary shares at the time of our Initial Business Combination or earlier at the option of the holders thereof.

As of the Record Date, the Sponsor owns approximately 98.7% of the voting power of the issued and outstanding shares, 4,325,000 Class B ordinary shares and 430,000 Preference Shares, which is 100% of the Class B ordinary shares and 100% of the preference shares. The Sponsor has the right to elect all of our directors prior to the consummation of our Business Combination as a result of holding all of Class B ordinary shares. In addition, because of this ownership block, the Sponsor is able to control the outcome of all matters requiring approval by our shareholders, including amendments to our Articles and approval of significant corporate transactions.

On January 22, 2021, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain expenses on our behalf in consideration of 8,625,000 Class B ordinary shares. The Class B ordinary shares will automatically convert into Class A ordinary shares, on a one-for-one basis, upon the completion of a Business Combination, or earlier at the option of the holder. The number of Class B ordinary shares issued was determined based on the expectation that the Class B ordinary shares would represent 20% of the outstanding ordinary shares upon completion of the IPO. The Sponsor exercised the option to convert 4,300,000 Class B ordinary shares into 4,300,000 Class A ordinary shares on March 15, 2024. On February 13, 2026, the Sponsor surrendered to the Company, for no consideration, such 4,300,000 Class A ordinary shares. Also on February 13, 2026, the Sponsor purchased 430,000 Preference Shares for par value.

Concurrently with the completion of the IPO, the Sponsor purchased an aggregate of 5,933,333 Private Placement Warrants at a price of $1.50 per warrant, or $8.9 million in the aggregate. An aggregate of $345.0 million from the proceeds of the IPO and the Private Placement Warrants was placed in the Trust Account such that the Trust Account held $345.0 million at the time of closing of the IPO. Each whole Private Placement Warrant entitles the holder thereof to purchase one Class A ordinary shares at a price of $11.50 per share, subject to certain adjustments.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon a Business Combination. Accordingly, our next annual general meeting of shareholders would be held at a future date to be determined by the post-business combination combined company. We expect that the post-business combination combined company would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of a Business Combination.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

●	If the shares are registered in your names, you should contact us by calling or writing the Company at the Company’s principal executive offices at 1177 Avenue of the Americas, 5th Floor, New York, New York 10036, (347) 439-6664, Attn: Nadim Z. Qureshi; or

●	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at https://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the extraordinary general meeting, you may obtain these documents by requesting them from us in writing at 1177 Avenue of the Americas, 5th Floor, New York, New York 10036, Attn: Nadim Z. Qureshi.

If you are a shareholder of the Company and would like to request documents, please do so by no later than five business days prior to the extraordinary general meeting, in order to receive them before the extraordinary general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

BPGC ACQUISITION CORP.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution, that articles 49.7 and 49.8 of the Amended and Restated Articles of Association of the Company be deleted and replaced as follows:

“49.7 In the event that the Company does not consummate a Business Combination by March 16, 2028 (or such earlier date as determined by the Board), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

“49.8 In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by March 16, 2028, or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T02955 - S46759 For Against Abstain ! ! ! ! ! ! BPGC ACQUISITION CORP. BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O BPGC ACQUISITION CORP. 1177 AVENUE OF THE AMERICAS FLOOR 5 NEW YORK, NY 10036 The Board of Directors recommends you vote FOR the following proposals: 1 . The Extension Amendment Proposal - a proposal to approve, as a special resolution, the amendment of our Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “ Extension Amendment ” and such proposal, the “ Extension Amendment Proposal ”), to extend the date by which the Company must consummate or effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “ Business Combination ”, and the Company’s initial Business Combination, the “ Initial Business Combination ”), or (i) cease all operations except for the purpose of winding up, and (ii) redeem 100 % of our Class A ordinary shares, $ 0 . 0001 par value (the “ Class A ordinary shares ”), included as part of the units (the “ Public Shares ”) sold in the Company’s initial public offering that was consummated on March 16 , 2021 (the “ IPO ”), from September 16 , 2026 to March 16 , 2028 (the “ Extension ”, and such later date, the “ Extended Date ”), or such earlier date as determined by the Company’s board of directors (the “ Board ”) ; and 2 . The Adjournment Proposal - a proposal to approve, as an ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “ Adjournment Proposal ”) . Please sign exactly as your name(s) appear(s) hereon . When signing as attorney, executor, administrator, or other fiduciary, please give full title as such . Joint owners should each sign personally . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized officer . Yes No ! ! Please indicate if you plan to attend the meeting. VOTE BY INTERNET Before The Meeting - Go to www . proxyvote . com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www . virtualshareholdermeeting . com/BPGC 2026 SM 2 You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . SCAN TO VIEW MATERIALS & VOTE 

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on September 16, 2026 at 10:00 a.m. Eastern Time: The Notice of Extraordinary General Meeting of Shareholders and the accompanying Proxy Statement is available at www.proxyvote.com. T02956 - S46759 BPGC ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS SEPTEMBER 16, 2026 at 10:00 A.M. EASTERN TIME The shareholder(s) hereby appoint(s) Nadim Z . Qureshi and Stephen J . Toy, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of BPGC Acquisition Corp . that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders to be held at the office of White & Case LLP at 1221 Avenue of the Americas, New York, NY 10020 , and via a virtual meeting at www . virtualshareholdermeeting . com/BPGC 2026 SM 2 , or at such other time, on such other date and at such other place to which the Extraordinary General Meeting of Shareholders may be adjourned or postponed . By signing this proxy, the shareholder(s) acknowledge(s) receipt of the Proxy Statement, dated August 17 , 2026 , and revokes any prior proxy for the Extraordinary General Meeting . THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S) . IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 . PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE . CONTINUED AND TO BE SIGNED ON REVERSE SIDE